EXHIBIT 99.3

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2003

BALANCE SHEET

	As of	As of
($ in 000s)	6/30/2003	12/31/2002

ASSETS
Real Estate Investments
Operating Properties	$2,288,561	$2,298,242
Undeveloped Land & Construction in Progress	98,896	82,520

Total Real Estate, before Depreciation	2,387,457	2,380,762
Less: Accumulated Depreciation	(386,518)	(351,164)

Net Real Estate Development	2,000,939	2,029,598
Cash and Equivalents	1,794	6,236
Restricted Cash	1,921	1,481
Accounts Receivable, net	7,517	10,395
Notes Receivable	1,458	1,307
Prepaid Expenses	5,942	7,581
Deferred Debt and Lease Costs	23,456	23,157
Investment in Unconsolidated Subsidiaries	34,716	36,265
Other Assets	12,931	13,836

Total Assets	$2,090,674	$2,129,856

LIABILITIES
Long-Term Liabilities
Payable to Banks	$32,860	$208,270
Notes and Mortgages Payable	1,119,206	1,053,923

Total Long-Term Liabilities	1,152,066	1,262,193
Other Liabilities	59,817	55,566

Total Liabilities	1,211,883	1,317,759
MINORITY INTEREST & EQUITY
Preferred Shares and Units, at Liquidation Value
Series A 8 3/4%, Preferred Shares	—	125,000
Series B 8 7/8%, Preferred Units	100,000	100,000
Series C 9 1/4%, Preferred Shares	50,000	50,000
Series D 8 1/8%, Preferred Shares	125,000	—

Total Preferred Shares and Units, at Liquidation Value	275,000	275,000
Common Equity, including Minority Interest	603,791	537,097

Total Equity, including Minority Interest	878,791	812,097

Total Liabilities and Equity	$2,090,674	$2,129,856

SHARES & UNITS OUTSTANDING, END OF PERIOD

	As of	As of
(shares and units in 000s)	6/30/2003	12/31/2002

Basic
Shares	25,882	22,850
Operating Partnership Units (OP Units)	10,420	10,788

Total Shares & OP Units	36,302	33,638
Dilutive Common Share Equivalents	204	254
Diluted
Shares	26,086	23,104
Total Shares & OP Units	36,506	33,892

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2003

CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended			Six Months Ended

($ in 000s, except per share data)	6/30/2003	6/30/2002		6/30/2003	6/30/2002

Revenue
Minimum Rent	$65,663	$61,830	6.2%	$130,867	$123,312	6.1%
Percentage Rent	601	672	-10.6%	1,172	1,139	2.9%
Tenant Recoveries	10,301	10,308	-0.1%	20,566	20,246	1.6%
Other Property Related Revenue	6,650	4,536	46.6%	11,771	8,767	34.3%
Other Non-Property Related Revenue	1,608	1,889	-14.9%	2,707	3,653	-25.9%

Total Revenue	84,823	79,235	7.1%	167,083	157,117	6.3%
Operating Expenses
Property Operating Expenses:
General Operating Expenses	5,944	5,400	10.1%	11,719	10,683	9.7%
Salaries and Benefits	3,872	3,850	0.6%	7,519	7,638	-1.6%
Repairs and Maintenance	8,876	7,829	13.4%	17,115	14,939	14.6%
Taxes, Licenses, and Insurance	7,902	7,296	8.3%	15,847	14,843	6.8%

Total Property Operating Expenses	26,594	24,375	9.1%	52,200	48,103	8.5%
General and Administrative	5,262	4,472	17.7%	10,065	8,277	21.6%
Depreciation	20,112	17,245	16.6%	39,607	34,676	14.2%
Amortization	1,958	2,025	-3.3%	3,940	4,104	-4.0%

Total Operating Expenses	53,926	48,117	12.1%	105,812	95,160	11.2%

Income from Operations	30,897	31,118	-0.7%	61,271	61,957	-1.1%
Other Income (Expense)
Interest Expense	(17,184)	(15,223)	12.9%	(33,760)	(30,985)	9.0%
Income from Investments	5	57	-91.2%	90	401	-77.6%
Loss on Hedging Activities	(79)	—		(316)	(7)	4414.3%
Gain on Sale of Property	2,277	22,304	-89.8%	2,307	32,112	-92.8%
Other	167	32		421.9%	349	—

Total Other Expense	(14,814)	7,170	-306.6%	(31,330)	1,521	-2159.8%

Income before Minority Interest & Discontinued Operations	16,083	38,288	-58.0%	29,941	63,478	-52.8%
Minority Interest
Minority Interest in CRLP — Preferred	(2,218)	(2,218)	0.0%	(4,438)	(4,438)	0.0%
Minority Interest in CRLP — Common	(1,634)	(10,813)	-84.9%	(3,873)	(17,350)	-77.7%

Total Minority Interest	(3,852)	(13,031)	-70.4%	(8,311)	(21,788)	-61.9%

Income from Continuing Operations	12,231	25,257	-51.6%	21,630	41,690	-48.1%
Discontinued Operations
Income from Discontinued Operations	—	613	-100.0%	246	1,162	-78.8%
Gain on Disposal of Discontinued Operations	—	—			9,627	—
Minority Interest in Discontinued Operations	—	(206)	-100.0%	(3,272)	(394)	730.5%

Income from Discontinued Operations	—	407	-100.0%	6,601	768	759.5%

Net Income	12,231	25,664	-52.3%	28,231	42,458	-38.7%

Dividends to Preferred Shareholders	(3,973)	(3,890)	2.1%	(7,863)	(7,781)	1.1%
Preferred Share Issuance Costs	(4,451)	—			(4,451)	—

Net Income Available to Common Shareholders	$3,807	$21,774	-82.5%	$15,917	$34,677	-54.1%

Earnings per Share — Basic
Continuing Operations	$0.16	$0.97	-83.5%	$0.39	$1.56	-75.0%
Discontinued Operations	—	0.02	-100.0%	0.28	0.04	600.0%

EPS — Basic	$0.16	$0.99	-83.8%	$0.67	$1.60	-58.1%

Earnings per Share — Diluted
Continuing Operations	$0.15	$0.96	-84.4%	$0.39	$1.54	-74.7%
Discontinued Operations	—	0.02	-100.0%	0.28	0.03	833.3%

EPS — Diluted	$0.15	$0.97	-84.5%	$0.66	$1.58	-58.2%

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2003

SECOND QUARTER FUNDS FROM OPERATIONS (FFO) RECONCILIATION

	Three Months Ended			Six Months Ended

($ in 000s, except per share data)	6/30/2003	6/30/2002		6/30/2003	6/30/2002

Net Income Available to Common Shareholders	$3,807	$21,774	-82.5%	$15,917	$34,677	-54.1%
Minority Interest in CRLP (Operating Ptr Unitholders)	1,634	11,019	-85.2%	7,145	17,744	-59.7%

Total	5,441	32,793	-83.4%	23,062	52,421	-47.5%
Adjustments — Consolidated Properties
Depreciation — Real Estate	19,806	17,286	14.6%	39,187	34,832	12.5%
Amortization — Real Estate	1,018	1,085	-6.2%	2,143	2,249	-4.7%
Remove: Gain/(Loss) on Sale of Property	(2,277)	(22,304)	-89.8%	(11,934)	(32,112)	-62.8%
Include: Gain/(Loss) on Sale of Undepreciated Property	2,004	228	778.9%	2,155	228	845.2%
Straight-Line Rents (Prior to 2003)	—	(439)	-100.0%	—	(781)	-100.0%
Marketing Fees (Prior to 2003)	—	1,167	-100.0%	—	1,658	-100.0%

Total Adjustments — Consolidated	20,551	(2,977)	-790.3%	31,551	6,074	419.4%
Adjustments — Unconsolidated Properties
Depreciation — Real Estate	942	603	56.2%	1,882	1,196	57.4%
Amortization — Real Estate	23	6	283.3%	55	11	400.0%
Remove: Gain/(Loss) on Sale of Property	(3)	—			(3)	—
Include: Gain/(Loss) on Sale of Undepreciated Property	—	—			—	—
Straight-Line Rents (Prior to 2003)	—	(12)	-100.0%	—	(22)	-100.0%

Total Adjustments — Unconsolidated	962	597	61.1%	1,934	1,185	63.2%

Funds from Operations	$26,954	$30,413	-11.4%	$56,547	$59,680	-5.2%

FFO per Share
Basic	$0.78	$0.92	-15.4%	$1.65	$1.82	-9.2%
Diluted	$0.77	$0.91	-15.2%	$1.64	$1.80	-9.0%

Pursuant to the definition of Funds from Operations (“FFO”) adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), FFO is calculated by adjusting net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.

The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. FFO is a widely recognized measure in the Company’s industry. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.

SECOND QUARTER SHARES AND UNITS OUTSTANDING, WEIGHTED

	Three Months Ended			Six Months Ended

(shares and units in 000s)	6/30/2003	6/30/2002		6/30/2003	6/30/2002

Basic
Shares	24,312	22,040	10.3%	23,777	21,713	9.5%
Operating Partnership Units (OP Units)	10,420	11,129	-6.4%	10,497	11,136	-5.7%

Total Shares & OP Units	34,732	33,169	4.7%	34,274	32,849	4.3%
Dilutive Common Share Equivalents	250	319	-21.6%	204	265	-23.0%
Diluted
Shares	24,562	22,359	9.9%	23,981	21,978	9.1%
Total Shares & OP Units	34,982	33,488	4.5%	34,478	33,114	4.1%

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2003

SECOND QUARTER SEGMENT DATA & RECONCILIATION

	Three Months Ended			Six Months Ended

	6/30/2003	6/30/2002		6/30/2003	6/30/2002

Net Operating Income (NOI)
Divisional Same-Property NOI
Multifamily	13,684	14,361	-4.7%	27,246	29,129	-6.5%
Office	9,076	9,667	-6.1%	18,278	19,452	-6.0%
Retail	24,562	25,696	-4.4%	50,500	51,063	-1.1%

Total Same-Property	47,323	49,724	-4.8%	96,024	99,643	-3.6%
Less: Unconsolidated Assets	(1,114)	(1,072)		(2,219)	(2,263)

Same-Property NOI, Consolidated	46,209	48,652		93,805	97,380

Divisional Non Same-Property NOI
Multifamily	1,477	2,894		3,241	6,801
Office	9,078	2,262		15,760	2,984
Retail	1,010	713		2,286	1,414

Total Non-Same Property	11,565	5,869		21,286	11,199
Less: Unconsolidated Assets	(1,097)	(525)		(2,261)	(1,161)

Non Same-Property NOI, Consolidated	10,468	5,344		19,025	10,038

Divisional Total NOI
Multifamily	15,162	17,255	-12.1%	30,487	35,930	-15.1%
Office	18,154	11,929	52.2%	34,037	22,436	51.7%
Retail	25,572	26,409	-3.2%	52,786	52,477	0.6%

Total Divisional NOI	58,888	55,592	5.9%	117,310	110,842	5.8%
Less: NOI, Unconsolidated	(2,211)	(1,597)		(4,480)	(3,424)
2002 Discontinued Operations	—	(385)		—	(670)
2003 Discontinued Operations	—	(588)		(440)	(1,207)
Unallocated Corporate Rev	1,588	1,867		2,571	3,521
Other Expense	(36)	(29)		(78)	(47)
General & Administrative Expenses	(5,262)	(4,472)		(10,065)	(8,277)
Depreciation	(20,112)	(17,245)		(39,606)	(34,677)
Amortization	(1,958)	(2,025)		(3,940)	(4,103)

Income from Operations, restated for additional discontinued operations	30,897	31,118		61,272	61,958
Total Other Income (Expense)	(14,814)	7,170		(31,332)	1,520

Income from Continuing Operations before Extraordinary Items, Minority Interest and Discontinued Operations, as restated for additional discontinued operation	16,083	38,288		29,940	63,478

Add: 2003 Discontinued Operations NOI	—	588		—	1,207
2003 Discontinued Operations Deprec/Amortization	—	(220)		—	(440)

Income from Continuing Operations before Extraordinary Items, Minority Interest and Discontinued Operations, per corresponding 10-K or 10-Q	16,083	38,657		29,940	64,245

Divisional NOI is defined as total property revenues, including unconsolidated partnerships and joint ventures, less real estate expenses (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees). The Company believes Total Divisional NOI (and other NOI measures aggregating segment data) is useful to investors as a meaningful indicator of property level operating performance and current market conditions affecting the Company . Additionally, the Company also believes Total Divisional NOI (and such other NOI measures) is useful to investors because NOI is commonly used industry-wide to evaluate and compare property level operating results of real estate companies, allowing investors to view the Company in comparison to these other real estate companies. The Company cautions investors that other real estate companies may calculate Total Divisional NOI on a basis different than the Company. In addition, Total Divisional NOI (and such other NOI measures) should not be viewed as a substitute measure of performance for GAAP income from continuing operations or other applicable GAAP performance measures.